                                                                     EXHIBIT 4.4

                             INTERCREDITOR AGREEMENT


      This INTERCREDITOR AGREEMENT (as amended, amended and restated or otherwise modified from time to time in accordance with the terms hereof, herein called this "AGREEMENT") is dated as of April 23, 2001 among BANKERS TRUST COMPANY ("BANKERS"), as administrative agent (the "LENDER AGENT") for the lenders (the "LENDERS") party to the Credit Agreement (as hereinafter defined), BANKERS TRUST COMPANY, as Collateral Agent (as hereinafter defined), and the other persons who may become parties to this Agreement from time to time pursuant to and in accordance with SECTION 6 of this Agreement. Initially capitalized terms used herein without definition are defined in the Credit Agreement (as hereinafter defined).

                                 R E C I T A L S

      1. The Lenders and the Lender Agent have entered into a Secured Credit Agreement dated as of April 23, 2001 with the Borrowers named therein, Owens-Illinois Group, Inc., a Delaware corporation ("COMPANY"), and Owens-Illinois General, Inc., as Borrowers' Agent (as amended, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT", which term shall also include and refer to any successor or replacement facility of Company or its Subsidiaries designated in writing as such by Borrowers' Agent with Collateral Agents' consent and acknowledgement of the termination of the predecessor Credit Agreement by an agent for the lenders thereunder).

      2. Company has guarantied the Obligations of the Borrowers under the Credit Agreement as well as certain Other Permitted Credit Exposure, Interest Rate Obligations and Currency Obligations (each defined below) pursuant to
Section 9 of the Credit Agreement (the "COMPANY GUARANTY").

      3. (i) Each of the Domestic Borrowers have guaranteed (A) all Loans made to, and other Obligations of, the other Domestic Borrowers, (B) all Offshore Loans made to, and other Obligations of, the Offshore Borrowers and (C) Other Permitted Credit Exposure, (ii) OI Plastics and OI Closure have guaranteed the Term Loans made to, and related Obligations of, Owens Brockway and OI General FTS, and (iii) OI General FTS has guaranteed the Revolving Loans made to, and related obligations of, Owens Brockway, OI Plastics and OI Closure, in each case pursuant to a certain Domestic Borrowers' Guaranty dated April 23, 2001 (as amended, amended and restated or otherwise modified from time to time, the "DOMESTIC BORROWERS' GUARANTY").

      4. Owens Brockway Packaging, Inc., a Delaware corporation ("PACKAGING") and the other Subsidiary Guarantors have guarantied the Obligations of the Borrowers under the Credit Agreement as well as certain Other Permitted Credit Exposure, Interest Rate Obligations and Currency Obligations pursuant to a certain Loan Guaranty dated April 23, 2001 (as amended, amended and restated or otherwise modified from time to time, the "SUBSIDIARY GUARANTY").

      5. Company and Packaging (collectively, the "PLEDGORS") have executed and delivered to the Collateral Agent a Pledge Agreement dated as of April 23, 2001 (as amended, amended and restated or otherwise modified from time to time, the "PLEDGE AGREEMENT"; a copy of the

Pledge Agreement as in effect on the date this Agreement becomes effective is attached to this Agreement as ANNEX 1).

      6. Domestic Borrowers, Company, and the Subsidiary Guarantors, including Packaging, identified on Schedule 1.1B annexed to the Credit Agreement have executed and delivered to the Collateral Agent a Security Agreement dated as of April 23, 2001 (as amended, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT"; a copy of the Security Agreement as in effect on the date this Agreement becomes effective is attached to this Agreement as ANNEX 2).

      7. Certain of the Domestic Borrowers and the Subsidiary Guarantors may execute and deliver pursuant to the terms of the Credit Agreement, the Initial Mortgages and shall from time to time pursuant to the terms of the Credit Agreement execute and deliver Additional Mortgages, in each case securing a Real Property Asset owned by such Domestic Borrower or Subsidiary Guarantor (the Initial Mortgages and the Additional Mortgages are referred to herein as the "MORTGAGES"). The Pledge Agreement, the Security Agreement and the Mortgages are collectively referred to herein as the "COLLATERAL Documents". All collateral pledged or secured by the Collateral Documents is collectively referred to herein as the "DOMESTIC COLLATERAL".

      8. (a) The obligations of Company under the Credit Agreement and Packaging under the Subsidiary Guaranty have been secured by certain Pledged Shares and Pledged Debt on a senior basis pursuant to the Pledge Agreement, (b) the obligations of the Domestic Borrowers under the Credit Agreement, Company under the Company Guaranty and Subsidiary Guarantors under the Subsidiary Guaranty have been secured by certain Pledged Shares and Pledged Debt and other Domestic Collateral on a senior basis pursuant to the Security Agreement and (c) the obligations of certain Subsidiary Guarantors under the Subsidiary Guaranty have been secured on a senior basis pursuant to the Mortgages.

      9. Owens-Illinois, Inc., a Delaware corporation ("HOLDINGS"), and certain trustees (each an "EXISTING SENIOR NOTE TRUSTEE" and collectively, the "EXISTING SENIOR NOTE TRUSTEES") have entered into the Indentures dated as of May 15, 1997 and May 20, 1998 (each as amended, supplemented or otherwise modified from time to time, an "EXISTING SENIOR NOTE INDENTURE" and collectively, the "EXISTING SENIOR NOTE INDENTURES") pursuant to which Holdings has issued the following senior notes and debentures (collectively, the "EXISTING SENIOR NOTES"): (i) the 7.85% Senior Notes due 2004 in the aggregate principal amount of $300,000,000;
(ii) the 7.15% Senior Notes due 2005 in the aggregate principal amount of $350,000,000; (iii) the 8.10% Senior Notes due 2007 in the aggregate principal amount of $300,000,000; (iv) the 7.35% Senior Notes due 2008 in the aggregate principal amount of $250,000,000; (v) the 7.50% Senior Debentures due 2010 in the aggregate principal amount of $250,000,000; and (vi) the 7.80% Senior Debentures due 2018 in the aggregate principal amount of $250,000,000.

      10. If the Supplemental Indenture Condition (as hereinafter defined) has been satisfied, the Company and Packaging may guaranty the obligations of Holdings under the Existing Senior Note Indentures and the Existing Senior Notes issued thereunder pursuant to subordinated guaranties (the "EXISTING SENIOR NOTES SUBORDINATED GUARANTY").

      11. It is contemplated that, from time to time Subsidiaries and Joint Ventures of Company may incur obligations to Lenders or affiliates of Lenders arising out of loans, advances, overdrafts, interest rate, currency or hedge products and other derivative exposures or other extensions of credit to the extent permitted under the Credit Agreement ("OTHER PERMITTED CREDIT Exposure"). Company has guaranteed such Other Permitted Credit Exposure pursuant to the Company Guaranty, the Domestic Borrowers have guaranteed such other Permitted Credit Exposure pursuant to the Domestic Borrowers' Guaranty and the Subsidiary Guarantors have guaranteed such Other Permitted Credit Exposure pursuant to the Subsidiary Guaranty. Each holder of such Other Permitted Credit Exposure is referred to herein as an "OTHER PERMITTED CREDIT EXPOSURE HOLDER" and, collectively, all such holders are referred to as the "OTHER PERMITTED CREDIT EXPOSURE HOLDERS". Notwithstanding the foregoing, an Other Permitted Credit Exposure Holder may only receive the benefit of the Loan Guaranties and may only be secured by the Domestic Collateral pursuant to the Collateral Documents if
(a) such Other Permitted Credit Exposure Holder delivers to the Collateral Agent a duly executed acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof, (b) the Borrowers' Agent has duly executed and delivered an acknowledgement to such acknowledgement, (c) pursuant to Section 9 of the Credit Agreement, such holder remains a Lender or an Affiliate of a Lender under the Credit Agreement and (d) and such Other Permitted Credit Exposure Holder shall have released and terminated any guaranty by Holdings of Other Permitted Credit Exposure.

      12. Company, Domestic Borrowers and Subsidiary Guarantors (collectively, the "LOAN GUARANTORS") have entered into and/or will enter into from time to time (i) the Company Guaranty, (ii) the Domestic Borrowers' Guaranty and (iii) the Subsidiary Guaranty, respectively (collectively, the "LOAN GUARANTIES").

      13. It is contemplated that, from time to time to the extent permitted by the Credit Agreement, Company, Packaging, Domestic Borrowers and/or the other Subsidiary Guarantors may issue or guaranty certain New Senior Debt (any indenture, debenture, note, guaranty or other document executed by Company, Packaging and or any other Subsidiary Guarantor in connection with the issuance of any such New Senior Debt is referred to herein as a "NEW SENIOR DEBT DOCUMENT" individually and the "NEW SENIOR DEBT DOCUMENTS" collectively and any trustee or like representative of the holders of any such New Senior Debt is referred to herein as a "NEW SENIOR DEBT REPRESENTATIVE"), which New Senior Debt Documents may be secured by the Domestic Collateral pursuant to the Collateral Documents; PROVIDED, THAT, for any holder of any New Senior Debt to receive the benefit of such security it shall cause a New Senior Debt Representative for such New Senior Debt to execute and deliver to the Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof (which acknowledgment shall be acknowledged by the Borrower's Agent).

      14. It is contemplated that, from time to time to the extent permitted by the Credit Agreement, Holdings, may issue on a senior basis, and Company and/or Packaging may issue or guaranty, on a subordinated basis, certain Refinancing Senior Debt. Any indenture, debenture, note, guaranty or other document executed by Holdings, Company or Packaging in connection with the issuance of any such Refinancing Senior Debt is referred to herein as a "REFINANCING SENIOR DEBT DOCUMENT" individually and the "REFINANCING SENIOR DEBT DOCUMENTS" collectively, and any trustee or like representative of the holders of any such Refinancing Senior

Debt is referred to herein as a "REFINANCING SENIOR DEBT REPRESENTATIVE"). Refinancing Senior Debt Documents may be secured, on a subordinated basis, by the Domestic Collateral pursuant to the Pledge Agreement (but neither the Security Agreement nor the Mortgages or any other Collateral Documents); PROVIDED, THAT, for any holder of any Refinancing Senior Debt to receive the benefit of such security it shall cause a Refinancing Senior Debt Representative for such issue to execute and deliver to the Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof (which acknowledgment shall be acknowledged by the Borrowers' Agent).

      15. It is contemplated that, from time to time to the extent permitted by the Credit Agreement, Holdings, Company and/or Packaging may issue or guaranty, on a subordinated basis, New Junior Debt. Any indenture, debenture, note, guaranty or other document executed by Holdings, Company or Packaging in connection with the issuance of any such New Junior Debt is referred to herein as a "NEW JUNIOR DEBT DOCUMENT" individually and the "NEW JUNIOR DEBT DOCUMENTS" collectively. Any trustee or like representative of the holders of any New Junior Debt is referred to herein as a "NEW JUNIOR DEBT REPRESENTATIVE". New Junior Debt Documents may be secured, on a subordinated basis, by the Domestic Collateral pursuant to the Pledge Agreement (but not the Security Agreement or the Mortgages or any other Collateral Documents); PROVIDED, THAT, for any holder of any New Junior Debt to receive the benefit of such security it shall cause a New Junior Debt Representative for such issue to execute and deliver to the Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof (which acknowledgment shall be acknowledged by the Borrowers' Agent).

      16. It is contemplated that Company or its Subsidiaries may from time to time assume from Holdings or enter into one or more Interest Rate Agreements with one or more Lenders or their respective affiliates (collectively, the "INTEREST RATE EXCHANGERS") and it is desired that the obligations of Company or its Subsidiaries under such Interest Rate Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the "INTEREST RATE OBLIGATIONS"), be secured by the Domestic Collateral pursuant to the Collateral Documents; PROVIDED, THAT, for any Interest Rate Exchanger to receive the benefit of such security and the Loan Guaranties (a) it shall execute and deliver to the Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof (which acknowledgment shall be acknowledged by the Borrowers' Agent) and (b) pursuant to Section 9 of the Credit Agreement, such Interest Rate Exchanger remains a Lender or an Affiliate of a Lender under the Credit Agreement.

      17. It is contemplated that Company or its Subsidiaries may from time to time assume from Holdings or enter into one or more Currency Agreements with one or more Lenders or their respective Affiliates (collectively, the "CURRENCY EXCHANGERS") and it is desired that the obligations of Company or its Subsidiaries under such Currency Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the "CURRENCY OBLIGATIONS"), be secured by the Domestic Collateral pursuant to the Collateral Documents; PROVIDED, THAT, for any Currency Exchanger desiring the benefit of such security and the Loan Guaranties (a) it shall execute and deliver to the Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof (which acknowledgment shall be acknowledged by the Borrowers' Agent) and

(b) pursuant to Section 9 of the Credit Agreement, such Currency Exchanger remains a Lender or an Affiliate of a Lender under the Credit Agreement.

      18. (a) The Lender Agent and the current Other Permitted Credit Exposure Holders named on the signature pages hereof, (b) and in the event any Interest Rate Obligations are to be secured by the Collateral Documents, the Interest Rate Exchanger party to the relevant Interest Rate Agreement, (c) and in the event any Currency Obligations are to be secured by the Collateral Documents, the Currency Exchanger party to the relevant Currency Agreement, (d) and in the event any obligations in respect of any New Senior Debt are to be secured by the Collateral Documents, the New Senior Debt Representative in respect of such New Senior Debt, (e) and in the event any obligations in respect of any Refinancing Senior Debt are to be secured by the Pledge Agreement, the Refinancing Senior Debt Representative in respect to such Refinancing Senior Debt, (f) and in the event any obligations in respect of any New Junior Debt are to be secured by the Pledge Agreement, the New Junior Debt Representative in respect of such New Junior Debt, and (g) in the event the Supplemental Indenture Condition has been satisfied, the Existing Senior Note Trustees in respect of such Existing Senior Notes and the Collateral Agent (collectively, the "SECURED PARTIES") desire to set forth certain additional provisions regarding the appointment, duties and responsibilities of the Collateral Agent and to set forth certain other provisions concerning the obligations of the Pledgors, Borrowers and the other Subsidiary Guarantors (collectively, the "GRANTORS") and the Loan Guarantors to the Secured Parties under the agreements referred to in the foregoing recitals. "SUPPLEMENTAL INDENTURE CONDITION" means the Existing Senior Notes Trustees and Holdings, the Company and Packaging have executed and delivered one or more supplemental indentures which effect amendments to the Existing Senior Notes Indentures with respect to each series of Existing Senior Notes to provide for the Existing Senior Notes Subordinated Guaranty and certain terms and conditions relating to the Domestic Collateral, which supplemental indentures shall be in form and substance satisfactory to and approved by the Agents.

      19. The Secured Parties wish to set forth their agreement as to the allocation of certain payments to be made from Net Asset Sale Proceeds of Domestic Collateral and Net Insurance/Condemnation Proceeds or Net Debt Securities Proceeds arising from the issuance of Receivables Sale Indebtedness arising therefrom.

      20. The Secured Parties wish to set forth their agreement as to decisions relating to the exercise of remedies under the Loan Guaranties and the Collateral Documents and certain limitations on the exercise of such remedies.

      21. The Secured Parties wish to confirm their agreement that (a) in no event shall either the Second Priority Secured Obligations (as defined in the Pledge Agreement) or the Third Priority Secured Obligations (as defined in the Pledge Agreement), be secured by or have any rights with respect to the Domestic Collateral under the Security Agreement or any Mortgage or any other Collateral Document (other than the Pledge Agreement) or benefit from or have any rights with respect to the Loan Guaranties, (b) certain remedies under the Pledge Agreement shall not be taken for the benefit of Second Priority Secured Obligations unless such remedies are concurrently being exercised for the benefit of Senior Secured Obligations (as defined in the Pledge Agreement), or unless all such Senior Secured Obligations have been paid in full in cash and all Commitments and Letters of Credit have terminated and (c) certain remedies under the

Pledge Agreement shall not be taken for the benefit of any Third Priority Secured Obligations unless such remedies are being concurrently exercised for the benefit of the Senior Secured Obligations and the Second Priority Secured Obligations or unless all such Senior Secured Obligations and/or Second Priority Secured Obligations have been paid in full in cash and all Commitments and Letters of Credit have terminated.

      22. The Secured Parties wish to confirm that certain subordination provisions granting benefits to the holders of certain senior indebtedness shall not be impaired by the granting of security interests in collateral, or the exercise of rights with respect to such collateral, in favor of the holders of certain junior indebtedness.

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. APPOINTMENT AS COLLATERAL AGENT. The Lender Agent and each Other Permitted Credit Exposure Holder listed on the signature pages hereof each hereby appoints, and each Interest Rate Exchanger, Currency Exchanger, New Senior Debt Representative, Refinancing Senior Debt Representative and New Junior Debt Representative signing, an acknowledgment hereto, by such signing and each Existing Senior Note Trustee by signing an acknowledgement hereto or pursuant to an Existing Senior Note Supplemental Indenture, by such signing or pursuant to such indenture, appoints Bankers Trust Company to serve as collateral agent and representative of each such Secured Party under each of the Collateral Documents and the Loan Guaranties (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT") and authorizes the Collateral Agent to act as agent for the Secured Parties for the purpose of executing and delivering, on behalf of all such Secured Parties, the Pledge Agreement and, on behalf of the Lender Agent, the Other Permitted Credit Exposure Holders, the Interest Rate Exchangers, the Currency Exchangers, the New Senior Debt Representatives (the "SENIOR SECURED Parties") and the Existing Senior Note Trustees, the Security Agreement, the Mortgages, the Loan Guaranties (as applicable) and any other documents or instruments related thereto or necessary to perfect the same and, subject to the provisions of this Agreement, for the purpose of enforcing the Secured Parties' rights in respect of the Domestic Collateral and the obligations of the Grantors under the Collateral Documents and obligations of the Loan Guarantors under the Loan Guaranties.

      SECTION 2. DECISIONS RELATING TO EXERCISE OF REMEDIES VESTED IN REQUISITE OBLIGEES UNDER THE CREDIT AGREEMENT, INTEREST RATE AGREEMENTS, CURRENCY AGREEMENTS, OTHER PERMITTED CREDIT EXPOSURE GUARANTIES, NEW SENIOR DEBT DOCUMENTS, EXISTING SENIOR NOTE INDENTURES, REFINANCING SENIOR DEBT DOCUMENTS, NEW JUNIOR DEBT DOCUMENTS, COLLATERAL DOCUMENTS AND LOAN GUARANTIES.

            (a) The Collateral Agent agrees to make such demands and give such notices under the Loan Guaranties and the Collateral Documents as Requisite Obligees may request, and to take such action to enforce the Loan Guaranties and the Collateral Agreements and to foreclose upon, collect and dispose of the Domestic Collateral or any portion thereof as may be directed by Requisite Obligees. For purposes of this Agreement, (i) "REQUISITE OBLIGEES" means, for purposes of directing the Collateral Agent with respect to any of the foregoing actions to be taken pursuant to any of the Collateral Documents or the Loan Guaranties, Lenders holding 51% or more of the aggregate principal amount of the sum of (A) all Loans outstanding, (B) all other credit facilities utilized (including the stated amount of all Letters of Credit, Domestic and Offshore Overdraft Amounts and the face amount of all unmatured discounted bankers' acceptances, if any) under the Credit Agreement and (C) all unused Commitments under the Credit Agreement (ii) provided, that, if the Obligations (such term being used herein as defined in the Credit Agreement) have been indefeasibly paid in full in cash and the Credit Agreement and Letters of Credit have terminated, "REQUISITE OBLIGEES" shall mean (1) Secured Parties holding 51% or more of the aggregate amount of the sum of (A) the principal amount of the Other Permitted Credit Exposure then secured by Domestic Collateral, (B) 20% of the notional amount under all Interest Rate Agreements and Currency Agreements or, if an Interest Rate Agreement or Currency Agreement has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Interest Rate Agreement or Currency Agreement, as the case may be, and (C) in the case of the Collateral Documents only (and NOT the Loan Guaranties) the aggregate outstanding principal amount of the New Senior Debt (to the extent such New Senior Debt is then secured by the Domestic Collateral under the Collateral Documents), until indefeasible payment in full in cash of all Other Permitted Credit Exposure secured by the Domestic Collateral, Interest Rate Obligations, the Currency Obligations, and all New Senior Debt, secured by the Domestic Collateral under the Collateral Documents,
(2) and, thereafter, for purposes of directing the Collateral Agent with respect to any of the foregoing actions to be taken under or in respect of the Pledge Agreement only (and NOT any Loan Guaranty, the Security Agreement, or any Mortgage), Secured Parties holding or representing 51% or more of the aggregate amount of the sum of (A) the aggregate outstanding principal amount of the Existing Senior Notes (only if the Supplemental Indenture Condition has been satisfied) and (B) the aggregate outstanding principal amount of Refinancing Senior Debt (to the extent such Refinancing Senior Debt is then secured by Domestic Collateral) until indefeasible payment in full in cash of such Refinancing Senior Debt and (only if the Supplemental Indenture Condition has been satisfied) the Existing Senior Notes and (3) thereafter, for purposes of directing the Collateral Agent with respect to any of the foregoing actions to be taken under or in respect of the Pledge Agreement only (and NOT any Loan Guaranty, the Security Agreement or any Mortgage), Secured Parties holding or representing 51% or more of the aggregate outstanding principal amount of New Junior Debt (to the extent such New Junior Debt is then secured by Domestic Collateral) until indefeasible payment in full in cash of such New Junior Debt. The Collateral Agent shall not be required to take any action that is, in its opinion, contrary to law or to the terms of this Agreement, or any of the Collateral Documents or any of the Loan Guaranties or which would in its opinion subject it or any of its officers, employees or directors to liability, and the Collateral Agent shall not be required to take any action under this Agreement or any of the Collateral Documents or any of the Loan Guaranties, unless and until the Collateral Agent shall be indemnified to its satisfaction by the Secured Parties against any and all losses, costs, expenses or liabilities in connection therewith.

            (b) Each Secured Party executing this Agreement or an acknowledgment hereto agrees that (i) the Collateral Agent may act as Requisite Obligees may request (regardless of whether any Secured Party or any holder represented thereby agrees, disagrees or abstains with respect to such request), (ii) the Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement) and (iii) no Secured Party or any holder represented thereby shall have any liability to any other Secured Party or any holder represented thereby for any such request. The

Collateral Agent shall give prompt notice to all Secured Parties of actions taken pursuant to the instructions of Requisite Obligees; PROVIDED, HOWEVER, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement or the applicable Collateral Document or Loan Guaranties of the action so taken.

            (c) Each Secured Party agrees that unless and until such Secured Party is entitled to give direction to the Collateral Agent pursuant to SECTION 2(A) with respect to a Collateral Document or the Loan Guaranties, the only right of such Secured Party under the Collateral Documents and the Loan Guaranties is for (i) Other Permitted Credit Exposure, the Interest Rate Obligations, the Currency Obligations, and the New Senior Debt (collectively, with the Obligations under the Credit Agreement, the "SENIOR SECURED OBLIGATIONS") to be secured by the Domestic Collateral, and to receive a share of the proceeds of such Domestic Collateral or any payments under the Loan Guaranties, if any, as and when provided in the Collateral Documents and SECTION 3 and SECTION 4(A) hereof, (ii) the Refinancing Senior Debt and (only if the Supplemental Indenture Condition has been satisfied) the Existing Senior Notes to be secured by the Domestic Collateral pledged under the Pledge Agreement (the "SECOND PRIORITY SECURED OBLIGATIONS"), in each case for the period and to the extent (but only to the extent) provided for in the Pledge Agreement and to receive a share of the proceeds of such Domestic Collateral, if any, as and when provided in Section 12 of the Pledge Agreement and SECTION 3 and SECTION 4(A) hereof, and (iii) the New Junior Debt to be secured by the Domestic Collateral pledged under the Pledge Agreement (the "THIRD PRIORITY SECURED OBLIGATIONS") for the period and to the extent (but only to the extent) provided for in the Pledge Agreement and to receive a share of the proceeds of such Domestic Collateral, if any, to the extent and at the times provided in Section 12 of the Pledge Agreement and SECTION 3 and SECTION 4(A) hereof. The Secured Parties that are not Senior Secured Parties and the New Senior Debt Representatives acknowledge that they have no rights or remedies under or with respect to any of the Loan Guaranties.

            (d) Notwithstanding anything to the contrary contained herein or in the Credit Agreement, any Other Permitted Credit Exposure Document, any Interest Rate Agreement, any Currency Agreement, any Existing Senior Note Indenture (only if the Supplemental Indenture Condition has been satisfied), any Existing Senior Notes Subordinated Guaranty (if applicable), any New Senior Debt Document, any Refinancing Senior Debt Document or any New Junior Debt Document, and irrespective of

                  (i) the time, order or method of attachment or perfection of the security interests created by any Collateral Document,

                  (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Domestic Collateral, and

                  (iii) the rules for determining priority under the Uniform Commercial Code or any other law or rule governing the relative priorities of secured creditors,

any security interest in any Domestic Collateral heretofore or hereafter granted to secure any Senior Secured Obligations pursuant to any Collateral Document or otherwise has and shall have priority, to the extent of any unpaid Senior Secured Obligations, over any security interest in such Domestic Collateral granted to secure any Second Priority Secured Obligations or any Third Priority Secured Obligations and any security interest in any Domestic Collateral heretofore or hereafter granted to secure any Second Priority Secured Obligations pursuant to the Pledge Agreement or otherwise has and shall have priority, to the extent of any unpaid Second Priority Secured Obligations, over any security interest in such Domestic Collateral granted to secure any Third Priority Secured Obligations.

            (e) The Collateral Agent may at any time request directions from the Requisite Obligees with respect to the Collateral Documents and the Loan Guaranties as to any course of action or other matter relating hereto or to any Collateral Document or any Loan Guaranties. Except as otherwise provided in the Collateral Documents and the Loan Guaranties, directions given by Requisite Obligees to the Collateral Agent hereunder shall be binding on all Secured Parties for all purposes.

            (f) Subject to the application of proceeds pursuant to SECTION 4, Collateral Agent may release the Lien of the Collateral Documents against any portion of the Domestic Collateral that is the subject of a sale, transfer or other disposition permitted by the Credit Agreement or otherwise to the extent approved by the Requisite Obligees.

            (g) Each Secured Party agrees that no Secured Party shall have any right to, and agrees that it shall not take any action whatsoever to enforce any term or provision of any Collateral Document or any Loan Guaranties or to enforce any of its rights in respect of the Domestic Collateral, it being understood that all rights and remedies under the Collateral Documents and the Loan Guaranties shall be executed exclusively by the Collateral Agent in accordance with this Agreement. Without limiting any of the foregoing, each Secured Party agrees that so long as any of the Senior Secured Obligations have not been indefeasibly paid in full in cash, in any case under the Bankruptcy Code with respect to a Loan Party, holders of any Existing Senior Notes (only if the Supplemental Indenture Condition has been satisfied), Refinancing Senior Debt or New Junior Debt and their respective trustees or representatives, (i) shall not contest any request by the Lender Agent for adequate protection or relief from the automatic stay and (ii) shall waive any rights to (A) seek relief from the automatic stay, (B) object to any election by the holders of Senior Secured Obligations of the application of Section 1111(b) of the Bankruptcy Code or (C) to object to a borrowing or grant of security interest by any Grantor pursuant to Section 364 of the Bankruptcy Code.

      SECTION 3. APPLICATION OF PROCEEDS OF SECURITY, LOAN GUARANTY PAYMENTS.

            (a) Subject to the provisions of SECTION 4 which shall govern with respect to the allocation of Net Asset Sale Proceeds of Domestic Collateral or Net Insurance/Condemnation Proceeds arising therefrom or Net Debt Securities Proceeds arising from the issuance of Receivables Sales Indebtedness, any and all amounts actually received by the Collateral Agent in connection with the enforcement of the Collateral Documents, including the proceeds of any collection, sale or other disposition of the Domestic Collateral or any portion thereof (collectively, "PROCEEDS") shall be applied promptly by the Collateral Agent as follows:

            (i) Proceeds of Domestic Collateral under the Pledge Agreement shall be applied as follows:

            FIRST, to the payment of the costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder;

            SECOND, to the payment of the Senior Secured Obligations (including any Aggregate Available Amount (as defined in the Security Agreement) deposits into the L/C Collateral Account for outstanding Letters of Credit, provided that if such Letters of Credit expire without being fully drawn, then at that time, such excess amounts shall be applied as provided in this SECTION 3 to then outstanding Senior Secured Obligations) for the ratable benefit of the holders thereof; PROVIDED that in making such application in respect of outstanding obligations under New Senior Debt Documents, the Collateral Agent shall be entitled to deduct from the share of such Proceeds otherwise payable to the New Senior Debt Representatives the New Senior Debt holders' pro rata share of all amounts that the Collateral Agent has been paid by the Paying Indemnifying Parties (as defined in SECTION 7(c)) pursuant to SECTION 7(c);

            THIRD, only after payment in full of all Senior Secured Obligations and the Credit Agreement has terminated and the Letters of Credit cancelled, to the payment of the Second Priority Secured Obligations for the ratable benefit of the holders thereof; PROVIDED, THAT, that in making such application in respect of outstanding obligations under the Existing Senior Notes, the Collateral Agent shall be entitled to deduct from the share of such Proceeds otherwise payable to the holders of the Existing Senior Notes (if the Supplemental Indenture Condition has been satisfied), such holders' pro rata share of all amounts that the Collateral Agent has been paid by the Paying Indemnifying Parties pursuant to SECTION 7(c), PROVIDED, FURTHER, that in making such application in respect of obligations outstanding under Refinancing Senior Debt Documents, the Collateral Agent shall be entitled to deduct from the share of such Proceeds otherwise payable to the holders of such Refinancing Senior Debt Representatives such Refinancing Senior Debt holders' pro rata share of all amounts that the Collateral Agent has been paid by the Paying Indemnifying Parties pursuant to SECTION 7(c);

            FOURTH, only after payment in full of all Senior Secured Obligations and all Second Priority Secured Obligations, to the payment of the Third Priority Secured Obligations for the ratable benefit of the holders thereof; PROVIDED, THAT, in making such application in respect of obligations outstanding under New Junior Debt Documents, the Collateral Agent shall be entitled to deduct from the share of such Proceeds otherwise payable to the holders of such New Junior Debt such New Junior Debt holders' pro rata share of all amounts that the Collateral Agent has been paid by the Paying Indemnifying Parties pursuant to SECTION 7(c); and

            FIFTH, after payment in full of all Secured Obligations, to applicable Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

            (ii) Proceeds of Domestic Collateral pledged pursuant to the Security Agreement or any Mortgage shall be applied as follows:

            FIRST, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder;

            SECOND, to the ratable payment of all other Senior Secured Obligations (including any Aggregate Available Amount (as defined in the Security Agreement) deposits into the L/C Collateral Account for outstanding Letters of Credit, provided that if such Letters of Credit expire without being fully drawn, then at that time, such excess amounts shall be applied as provided in this SECTION 3 to then outstanding Senior Secured Obligations) secured by the Security Agreement and the Mortgages (for the ratable benefit of the holders thereof) and, as to obligations arising under the Credit Agreement, as provided in the Credit Agreement; PROVIDED that in making such application in respect of outstanding obligations under New Senior Debt Documents, the Collateral Agent shall be entitled to deduct from the share of such Proceeds otherwise payable to the New Senior Debt Representatives the New Senior Debt holders' pro rata share of all amounts that the Collateral Agent has been paid by the Paying Indemnifying Parties pursuant to SECTION 7(c); and

            THIRD, to the payment to or upon the order of the applicable Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      Until Proceeds are so applied, the Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

            (iii) Any and all amounts actually received by the Collateral Agent in connection with the enforcement of the Loan Guaranties (collectively, "LOAN GUARANTY PAYMENTS") shall be applied as follows:

            FIRST, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of Loan Guarantors, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder;

            SECOND, to the ratable payment of all other Guarantied Obligations (as defined below), (including any Aggregate Available Amount (as defined in the Security Agreement) deposited into the L/C Collateral Account for outstanding Letters of Credit, provided that if such Letters of Credit expire without being fully drawn, then at that time, such excess amounts shall be applied as provided in this SECTION 3 to then outstanding Guarantied Obligations) (for the ratable benefit of the holders thereof); and

            THIRD, to the payment to or upon the order of the applicable Loan Guarantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      Until such Loan Guaranty Payments are so applied, the Collateral Agent shall hold such Loan Guaranty Payments in its custody in accordance with its regular procedures for handling deposited funds. Any Loan Guaranty Payments received by the Collateral Agent relating to the Obligations, the Interest Rate Obligations, the Currency Obligations and the Other Permitted Credit Exposure ("GUARANTIED OBLIGATIONS") shall be applied so that each Secured Party with respect thereto shall receive payment of the same proportionate amount of all such Guarantied Obligations.

            (b) Subject to the provisions of SECTION 4 which shall govern with respect to the allocation of Net Asset Sale Proceeds of Domestic Collateral, Net Insurance/Condemnation Proceeds arising therefrom or Net Debt Securities Proceeds arising from the issuance of Receivables Sale Indebtedness, (i) any Proceeds received by the Collateral Agent to be distributed under SECTION 3(a) to payment of the Senior Secured Obligations shall be applied so that each Secured Party with respect thereto that is then secured by the Domestic Collateral giving rise to such Proceeds shall receive payment of the same proportionate amount of all such Senior Secured Obligations, (ii) any Proceeds received by the Collateral Agent to be distributed under SECTION 3(a) to payment of the Second Priority Secured Obligations shall be applied so that each Secured Party with respect thereto that is then secured by the Domestic Collateral giving rise to such Proceeds shall receive payment of the same proportionate amount of all such Second Priority Secured Obligations and, (iii) any Proceeds received by the Collateral Agent to be distributed under SECTION 3(A) to payment of the Third Priority Secured Obligations shall be applied so that each Secured Party with respect thereto that is then secured by the Domestic Collateral giving rise to such Proceeds shall receive payment of the same proportionate amount of all such Third Priority Secured Obligations. For purposes of determining the proportionate amounts of all Senior Secured Obligations when Proceeds are to be distributed under this SECTION 3, the amount of the outstanding Obligations, Other Permitted Credit Exposure and New Senior Debt, respectively, shall be deemed to be the principal and interest or face amount, as applicable, then due and payable under the Credit Agreement, the Other Permitted Credit Exposure Documents (to the extent such Other Permitted Credit Exposure is then secured by the Domestic Collateral pursuant to the applicable Collateral Documents), the New Senior Debt Documents (to the extent that the New Senior Debt with respect thereto is then secured by the Domestic Collateral under the applicable Collateral Documents), and the amount of the outstanding Interest Rate Obligations and Currency Obligations of any Interest Rate Exchanger or Currency Exchanger shall be deemed to be the amount of the Company's obligations then due and payable (exclusive of expenses or similar liabilities but including any early termination payments then due) under the applicable Interest Rate Agreements or Currency Agreements. For purposes of determining the proportionate amounts of all Second Priority Secured Obligations when Proceeds are to be distributed under this SECTION 3, the amount of the outstanding Second Priority Secured Obligations in respect of the Refinancing Senior Debt and Existing Senior Notes, (if the Supplemental Indenture Condition has been satisfied) respectively shall be deemed to be the principal and interest then due and payable under the Refinancing Senior Debt Documents (to the extent such Refinancing Senior Debt with respect thereto is then secured by the Domestic Collateral under the Pledge Agreement) and (only if the Supplemental Indenture Condition has been satisfied) the Existing Senior Notes. For purposes of determining the proportionate amounts of all Third Priority Secured Obligations at the time any Proceeds are to be distributed under this
SECTION 3, the amount of outstanding New Junior Debt shall be deemed to be the principal and interest then due and payable under the New Junior Debt Documents (to the extent such New Junior Debt is then secured by the Domestic Collateral under the Pledge Agreement).

            (c) Payments by the Collateral Agent to the Lenders on account of Proceeds received by Collateral Agent in respect of the Obligations shall be made to the Lender Agent for distribution to the Lenders in accordance with the Credit Agreement and as follows: (i) any payments in respect of Interest Rate Obligations and Currency Obligations shall be made as directed by the Lender or affiliate thereof to which such Interest Rate Obligations or Currency Obligations are owed; (ii) any payments in respect of Other Permitted Credit Exposure shall be made as directed by the Other Permitted Credit Exposure Holder to which obligations under such Other Permitted Credit Exposure are owed; (iii) any payments in respect of any New Senior Debt shall be paid to the applicable New Senior Debt Representative for the benefit of the holders of such New Senior Debt; (iv) (only if the Supplemental Indenture Condition has been satisfied) any payments in respect of any Existing Senior Notes shall be paid to the applicable Existing Senior Note Trustee for the benefit of holders of such Existing Senior Notes; (v) any payments in respect of any Refinancing Senior Debt shall be paid to the applicable Refinancing Senior Debt Representative for the benefit of the holders of such Refinancing Senior Debt; and (vi) any payments in respect of any New Junior Debt shall be paid to the applicable New Junior Debt Representative for the benefit of the holders of such New Junior Debt.

      SECTION 4. ALLOCATION OF PROCEEDS FROM ASSET SALES AND NET INSURANCE CONDEMNATION PROCEEDS OF DOMESTIC COLLATERAL, NET DEBT SECURITIES PROCEEDS AND RECEIVABLES SALE INDEBTEDNESS. The Lender Agent acting on behalf of the Lenders, each Interest Rate Exchanger, each Currency Exchanger, each Other Permitted Credit Exposure Holder and each New Senior Debt Representative executing this Agreement or an acknowledgment hereto, acting on behalf of the holders of New Senior Debt, each Existing Senior Note Trustee, acting on behalf of the holders of the Existing Senior Notes, each Refinancing Senior Debt Representative executing an acknowledgment to this Agreement, acting on behalf of such holders of Refinancing Senior Debt, and each New Junior Debt Representative executing this Agreement or an acknowledgement hereto, acting on behalf of the holders of New Junior Debt, agree, INTER SE, that Net Asset Sale Proceeds of Domestic Collateral and any Net Insurance/Condemnation Proceeds arising from damage to, destruction of or condemnation of Domestic Collateral and Net Debt Securities Proceeds arising from the issuance of Receivables Sales Indebtedness relating to Domestic Collateral shall be allocated as provided in this SECTION 4. Company, Packaging and the other Subsidiary Guarantors agree that any Net Asset Sale Proceeds of Domestic Collateral or Net Insurance/Condemnation Proceeds arising therefrom or any Net Debt Securities Proceeds arising from the issuance of Receivables Sale Indebtedness relating to Domestic Collateral shall be applied at the times, if any, required under the Credit Agreement as provided in SECTION 4(a).

            (a) Upon the occurrence of (i) an Asset Sale of Domestic Collateral which requires a prepayment of the Obligations as provided in the Credit Agreement or (ii) an event giving rise to Net Insurance/Condemnation Proceeds arising from damage to, destruction of or condemnation of Domestic Collateral or the issuance of Receivables Sale Indebtedness relating to Domestic Collateral giving rise to Net Debt Securities Proceeds which in each case requires a prepayment of the Obligations as provided in the Credit Agreement, the applicable Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds or Net Debt Securities Proceeds shall be applied to the payment in cash in full of, to the extent required under the Credit Agreement, the Obligations, and, to the extent but only to the extent expressly required by the applicable Financing Documents the obligations in respect of New Senior Debt (to the extent such New Senior Debt is then secured by the applicable Domestic Collateral) in proportion to their respective outstanding amounts of principal and interest, as the case may be. The allocation set forth in this paragraph (a) shall apply in all circumstances including, without limitation, with respect to any case or proceeding under any bankruptcy law or insolvency law involving creditors' rights generally.

            (b) To the extent received by Company, Packaging or any other Subsidiary Guarantor such entity shall pay to the Collateral Agent all of the Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds and Net Debt Securities Proceeds, which are payable under SECTION 4(a). Any such payments received by the Collateral Agent directly or pursuant to this SECTION 4(b) shall be distributed to the relevant parties as provided in SECTION 3(c).

      SECTION 5. INFORMATION. In the event the Collateral Agent proceeds to foreclose upon, collect, sell or otherwise dispose of or take any other action with respect to the Domestic Collateral, or any portion thereof, or to enforce any Collateral Document, or proposes to take any other action pursuant to this Agreement or requests instructions from the Secured Parties as provided herein, upon the request of the Collateral Agent, each of the following Secured Parties agrees to provide promptly to the Collateral Agent the following information:

            (a) The Lender Agent on behalf of the Lenders agrees to promptly from time to time notify the Collateral Agent of (i) the aggregate amount of principal of and interest on the Obligations as at such date as the Collateral Agent may specify, (ii) the current Commitment of each Lender under the Credit Agreement, and (iii) any payment received by the Lender Agent to be applied to the principal of or interest on the Obligations. The Lender Agent shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (b) Each Lender or Affiliate thereof party to an Interest Rate Agreement benefited by this Agreement, by signing an acknowledgment to this Agreement, agrees to promptly from time to time notify the Collateral Agent of
(i) the notional amount under such Interest Rate Agreement and the amount payable by the Company upon early termination of such Interest Rate Agreement at the date of termination as fixed by such Interest Rate Agreement and (ii) any payment received by such Lender to be applied to amounts due upon early termination of such

Interest Rate Agreement. Such Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (c) Each Lender or Affiliate thereof party to a Currency Agreement benefited by this Agreement, by signing an acknowledgment to this Agreement, agrees to promptly from time to time notify the Collateral Agent of (i) the notional amount under such Currency Agreement and the amount payable by the Company upon early termination of such Currency Agreement at the date of termination as fixed by such Currency Agreement and (ii) any payment received by such Lender to be applied to amounts due upon early termination of such Currency Agreement. Such Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (d) Each Other Permitted Credit Exposure Holder benefiting from an Other Permitted Credit Exposure Guaranty benefited by this Agreement, by executing this Agreement or signing an acknowledgment to this Agreement, as the case may be, agrees to promptly from time to time notify the Collateral Agent of
(i) the aggregate amount of principal and interest outstanding with respect to the Other Permitted Credit Exposure to which such Other Permitted Credit Exposure Guaranty relates, whether such amounts are fully guarantied by such Other Permitted Credit Exposure Guaranty and the amount, if any, then due and payable under such Other Permitted Credit Exposure Guaranty, as at such date as the Collateral Agent may specify and (ii) any payment received by such Other Permitted Credit Exposure Holder to be applied to the principal of or interest on the amounts due with respect to the Other Permitted Credit Exposure and such Other Permitted Credit Exposure Guaranty. The Other Permitted Credit Exposure Holder shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (e) Each New Senior Debt Representative with respect to New Senior Debt benefited by this Agreement, by executing this Agreement or signing an acknowledgment to this Agreement, as the case may be, agrees to promptly from time to time notify the Collateral Agent of (i) the aggregate amount of principal and interest outstanding under the applicable New Senior Debt Documents and the amount, if any, then due and payable under such New Senior Debt Documents, as at such date as the Collateral Agent may specify and (ii) any payment received by such New Senior Debt Representative to be applied to the principal of or interest on the amounts due with respect to such New Senior Debt and such New Senior Debt Documents. The New Senior Debt Representative shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (f) Each Refinancing Senior Debt Representative with respect to Refinancing Senior Debt benefited by this Agreement, by executing this Agreement or signing an acknowledgment to this Agreement, as the case may be, agrees to promptly from time to time notify the Collateral Agent of (i) the aggregate amount of principal and interest outstanding under the applicable Refinancing Senior Debt Documents and the amount, if any, then due and payable under such Refinancing Senior Debt Documents, as at such date as the Collateral Agent may specify and (ii) any payment received by such Refinancing Senior Debt Representative to be applied to the principal of or interest on the amounts due with respect to such Refinancing Senior Debt and such Refinancing Senior Debt Documents. The Refinancing Senior Debt

Representative shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (g) Only if the Supplemental Indenture Condition has been satisfied, Collateral Agent may from time to time request each Existing Senior Note Trustee to notify the Collateral Agent of the outstanding principal amount of the Existing Senior Notes for which it is trustee and the amount of accrued but unpaid interest thereon, at such date as the Collateral Agent may specify and for each Existing Senior Note Trustee to, or cause the registrar for the Existing Senior Notes for which it is trustee to, certify as to such amount as reflected in the register maintained for such purpose by such Existing Senior Note Trustee or such registrar, as the case may be, and to the extent any such Existing Senior Note Trustee or registrar so certifies, the Collateral Agent shall be entitled to rely conclusively upon such certification. If one or more Existing Senior Note Trustees fail to respond to such a request by Collateral Agent, Collateral Agent may rely conclusively on the records of Company for purposes of determining the outstanding principal amount of the Existing Senior Notes and/or the amount of accrued but unpaid interest thereon.

            (h) Each New Junior Debt Representative with respect to New Junior Debt benefited by this Agreement, by executing this Agreement or signing an acknowledgment to this Agreement, as the case may be, agrees to promptly from time to time notify the Collateral Agent of (i) the aggregate amount of principal and interest outstanding under the applicable Refinancing Senior Debt Documents and the amount, if any, then due and payable under such Senior Refinancing Debt Documents, as at such date as the Collateral Agent may specify and (ii) any payment received by such New Junior Debt Representative to be applied to the principal of or interest on the amounts due with respect to such New Junior Debt and such New Junior Debt Documents. The New Junior Debt Representative shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

      SECTION 6. INTEREST RATE AGREEMENTS; CURRENCY AGREEMENTS; OTHER PERMITTED
                 CREDIT EXPOSURE DOCUMENTS; NEW SENIOR DEBT DOCUMENTS; REFINANCING SENIOR DEBT DOCUMENTS; NEW JUNIOR DEBT DOCUMENTS.

            (a) Each Lender or respective Affiliate thereof may cause Interest Rate Obligations and Currency Obligations to be secured by the Collateral Documents and guaranteed by the Loan Guaranties by executing an acknowledgment in the form contained on the signature pages hereof, and by delivering such executed acknowledgment (which to be effective must be acknowledged by the Borrowers' Agent) to the Collateral Agent, by which such Lender Affiliate thereof agrees to be bound by the terms of this Agreement.

            (b) Each Other Permitted Credit Exposure Holder may cause its respective Other Permitted Credit Exposure Documents to be secured by the Collateral Documents and guaranteed by the Loan Guaranties by executing an acknowledgment in the form contained on the signature pages hereof, and by delivering such executed acknowledgment (which to be effective must be acknowledged by the Borrowers' Agent) to the Collateral Agent, by which such Other Permitted Credit Exposure Holder agrees to be bound by the terms of this Agreement.

            (c) The holders of each issue of New Senior Debt may cause such New Senior Debt to be secured by the Collateral Documents by causing their New Senior Debt Representative to execute an acknowledgement in the form contained on the signature pages hereof, and by delivering such executed acknowledgement (which to be effective must be acknowledged by the Borrowers' Agent) to the Collateral Agent, by which such New Senior Debt Representative agrees to be bound by the terms of this Agreement.

            (d) The holders of each issue of Refinancing Senior Debt may cause such Refinancing Senior Debt to be secured by the Pledge Agreement by causing their Refinancing Senior Debt Representative to execute an acknowledgement in the form contained on the signature pages hereof and by delivering such executed acknowledgement (which to be effective must be acknowledged by Company and Packaging) to the Collateral Agent, by which such Refinancing Senior Debt Representative agrees to be bound by the terms of this Agreement.

            (e) The holders of each issue of New Junior Debt may cause such New Junior Debt to be secured by the Pledge Agreement by causing their New Junior Debt Representative to execute an acknowledgement in the form contained on the signature pages hereof and by delivering such executed acknowledgement (which to be effective must be acknowledged by Company and Packaging) to the Collateral Agent, by which such New Junior Debt Representative agrees to be bound by the terms of this Agreement.

      SECTION 7. DISCLAIMERS, INDEMNITY, ETC.

            (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, the Collateral Documents or the Loan Guaranties, and the Collateral Agent shall not by reason of this Agreement, the Collateral Documents or the Loan Guaranties be a trustee for any Secured Party or have any other fiduciary obligation to any Secured Party (including any obligation under the Trust Indenture Act of 1939, as amended). The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained in this Agreement, the Credit Agreement, the Interest Rate Agreements, the Currency Agreements, the Other Permitted Credit Exposure Guaranties or any other documents evidencing or relating to any Other Permitted Credit Exposure, the New Senior Debt Documents, the Existing Senior Note Indentures, the Existing Senior Notes, the Existing Senior Notes Subordinated Guaranty, the Refinancing Senior Debt Documents, the New Junior Debt Documents, the Collateral Documents or the Loan Guaranties (collectively, the "FINANCING AGREEMENTS") or in any certificate or other document referred to or provided for in, or received by any of them under, any of the Financing Agreements, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Financing Agreements or any other document referred to or provided for therein or any Lien under the Collateral Documents or the perfection or priority of any such Lien or for any failure by any Party to perform any of its respective obligations under any of the Financing Agreements. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

            (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Holdings or any Subsidiary of Holdings), independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Requisite Obligees, and such instructions of Requisite Obligees, and any action taken or failure to act pursuant thereto, shall be binding on all of the Secured Parties.

            (c) The Lender Agent on behalf of the Lenders, each Interest Rate Exchanger, each Currency Exchanger and each Other Permitted Credit Exposure Holder (collectively, the "PAYING INDEMNIFYING PARTIES") agrees that the Secured Parties represented by it shall indemnify the Collateral Agent, ratably in accordance with the amount of the obligations held by such Secured Parties secured by the Collateral Documents, to the extent neither reimbursed by any Grantor under any Collateral Document nor reimbursed out of any Proceeds pursuant to SECTION 3 hereof and the corresponding provisions of the Collateral Documents for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of any of the Financing Agreements or any other documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms of any thereof; PROVIDED, HOWEVER, that no such Secured Party shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Collateral Agent. Each New Senior Debt Representative, on behalf of such New Senior Debt Representative and the holders in respect of which such New Senior Debt Representative is the Representative, agrees that, as provided in SECTION 3 hereof, Section 12 of the Pledge Agreement, Section 18 of the Security Agreement and the application of proceeds provision of each Mortgage deductions from distributions otherwise due with respect to such New Senior Debt will be made so that the holders of such New Senior Debt shall share with the Paying Indemnifying Parties, ratably in accordance with the amount of New Senior Debt secured by the Collateral Documents, the payment of the amounts due under the preceding sentence. As provided in SECTION 3 hereof, and Section 12 of the Pledge Agreement and only if the Supplemental Indenture Condition has been satisfied, deductions from distributions otherwise due with respect to the Existing Senior Note Trustee on behalf of the holders of Existing Senior Notes will be made so that such holders of Existing Senior Notes shall share with the Paying Indemnifying Parties, ratably in accordance with the amount (without duplication) of such Existing Senior Notes secured by the Pledge Agreement, the payment of the amounts due under the second preceding sentence. Each Refinancing Senior Debt Representative, on behalf of such Refinancing Senior Debt Representative and the holders in respect of which such Refinancing Senior Debt Representative is the Refinancing Senior Debt Representative, agrees that, as provided in SECTION 3 hereof, and Section 12 of the Pledge Agreement, deductions from distributions otherwise due with respect to such Refinancing Senior Debt will be made so that the holders of such Refinancing Senior Debt will share with the Paying Indemnifying Parties, ratably in accordance with the amount of Refinancing Senior Debt secured by the Pledge Agreement, the payment of the amounts due under the third preceding sentence. Each New Junior Debt Representative, on behalf of such New Junior Debt Representative and the holders in respect of which such New Junior Debt Representative is the New Junior Debt Representative, agrees that, as provided in and SECTION 3 hereof, and Section 12 of the Pledge Agreement, deductions from distributions otherwise due with respect to such New Junior Debt will be made so that the holders of such New Junior Debt will share with the Paying Indemnifying Parties, ratably in accordance with the amount of New Junior Debt secured by the Pledge Agreement, the payment of the amounts due under the fourth preceding sentence.

            (d) Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall, notwithstanding anything to the contrary in SECTION 7(c) hereof, in all cases be fully justified in failing or refusing to act hereunder unless it shall be further indemnified to its satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

            (e) The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness relating to the Senior Secured Obligations, Second Priority Secured Obligations or Third Priority Secured Obligations as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness and of any note or notes or other evidences of indebtedness issued in exchange therefor.

            (f) Except as expressly provided herein and in the Collateral Documents, the Collateral Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Domestic Collateral. The Collateral Agent shall incur no liability to any Secured Party as a result of any sale of any Domestic Collateral at any private sale.

            (g) (i) Until such time as the Senior Secured Obligations shall have been indefeasibly paid in full, the Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Secured Parties (such resignation to take effect as hereinafter provided) and the Collateral Agent may be removed as Collateral Agent at any time by Requisite Obligees. In the event of such resignation or removal of the Collateral Agent, Requisite Obligees shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by Requisite Obligees and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign, then the retiring Collateral Agent may, on behalf of the other Secured Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause (i) (A) shall be a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $500,000,000 and (B) unless an Event of Default or Potential Event of Default shall have occurred and be continuing, shall be approved by Company.

            (ii) After the indefeasible payment in full in cash of the Senior Secured Obligations and until such time as the Second Priority Secured Obligations are paid in full, the

Collateral Agent may resign at any time by giving at least 30 days' notice thereof to each Existing Senior Note Trustee only if the Existing Senior Notes are then secured by any of the Domestic Collateral), and each Refinancing Senior Debt Representative (to the extent such Refinancing Senior Debt is then secured by any of the Domestic Collateral), (such resignation to take effect as hereinafter provided) and the Collateral Agent may be removed as Collateral Agent at any time by the appropriate Requisite Obligees. In the event of any such resignation or removal of the Collateral Agent, such Requisite Obligees shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed within 30 days after the notice of the intent of the Collateral Agent to resign, then the retiring Collateral Agent may, on behalf of the Requisite Obligees, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause (ii) (A) shall be a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $500,000,000 and (B) unless an Event of Default or Potential Event of Default shall have occurred and be continuing, shall, unless such successor Collateral Agent is appointed by the retiring Collateral Agent, be approved by Company.

            (iii) After the indefeasible payment in full in cash of all Senior Secured Obligations and Second Priority Secured Obligations and until such time as the Third Priority Secured Obligations are paid in full, the Collateral Agent may resign at any time by giving at least 30 days' notice thereof to each New Junior Debt Representative (to the extent such New Junior Debt is then secured by any of the Domestic Collateral), (such resignation to take effect as hereinafter provided) and the Collateral Agent may be removed as Collateral Agent at any time by the appropriate Requisite Obligees. In the event of any such resignation or removal of the Collateral Agent, such Requisite Obligees shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed within 30 days after the notice of the intent of the Collateral Agent to resign, then the retiring Collateral Agent may, on behalf of the Requisite Obligees, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause (iii) (A) shall be a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $500,000,000 and (B) unless an Event of Default or Potential Event of Default shall have occurred and be continuing, shall, unless such successor Collateral Agent is appointed by the retiring Collateral Agent, be approved by Company.

            (iv) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this
SECTION 7 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

            (v) In no event shall Collateral Agent or any Secured Party be liable or responsible for any funds or investments of funds held by any Grantor or any affiliates thereof.

      SECTION 8. NO IMPAIRMENT OF SUBORDINATION IN RIGHTS OF PAYMENT. Each New Junior Debt Representative agrees, which agreement shall be binding upon each and every holder of the New Junior Debt, that the agreements and obligations of the holders of the New Junior Debt relating to the subordination of the right of payment of the holders of the New Junior Debt to the prior payment of "Senior Indebtedness" or terms of similar import shall not be impaired in any manner by the pledge of the Domestic Collateral and the security interest granted under the Pledge Agreement or the exercise of any rights provided thereunder and that the rights of the holders of such "Senior Indebtedness" shall not be impaired in any manner by any such action.

      SECTION 9. MISCELLANEOUS.

            (a) All notices and other communications provided for herein shall be in writing and may be personally served, telecopied, telexed or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex or four Business Days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this SECTION 9(A)) shall be as set forth under each party's name on the signature pages (including acknowledgments) hereof.

            (b) This Agreement may be modified or waived only by an instrument or instruments in writing signed by the Collateral Agent and the Lender Agent with the written consent of Requisite Obligees, except that any modification or waiver adversely affecting a Secured Party's rights under Section 3 or 4 hereof shall require the written consent of such Secured Party; PROVIDED, HOWEVER that, notwithstanding the foregoing, the written consent of the Secured Parties shall not be required with respect to amendments, modifications or waivers necessary to permit the incurrence of additional Indebtedness secured by the Domestic Collateral and entitled to the benefits of the Pledge Agreement, the Security Agreement and/or the Mortgages insofar as the foregoing is not prohibited by the Financing Agreements benefiting such Secured Party, including for the purposes of providing any successor or replacement credit agreement or bank facility with substantially the same or similar benefits, rights and priorities hereunder as the Credit Agreement, and including without limitation any amendments, modifications or waivers for the purpose of adding appropriate references to additional parties in, and according such parties the benefits of, any of the provisions hereof in connection with the incurrence of such Indebtedness.

            (c) This Agreement shall be binding upon and inure to the benefit of the Collateral Agent, each Secured Party and their respective successors and assigns.

            (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

            (e) This Agreement shall become effective as to the Lenders, the Lender Agent and the current Other Permitted Credit Exposure Holders listed on the signature pages hereof, and the Collateral Agent upon the execution of this Agreement by the Lender Agent and each current Other Permitted Credit Exposure Holder and the Collateral Agent and the delivery of each such Person's counterparts to the Collateral Agent. This Agreement shall become effective as to each Interest Rate Exchanger, each Currency Exchanger, each future Other Permitted Credit Exposure Holder, each New Senior Debt Representative, each Refinancing Senior Debt Representative, and each New Junior Debt Representative, respectively, upon the execution of an acknowledgment by any such Person or its representative as contemplated by SECTION 6 and delivery of such executed acknowledgment (which to be effective shall also be acknowledged by the Borrowers' Agent) to the Collateral Agent or with respect to the Existing Senior Note Trustees, if they deliver such executed acknowledgement or if the Supplemental Indenture Condition has been satisfied.

            (f) Collateral Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 8.6 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement and each of the Collateral Documents; removal of Administrative Agent pursuant to subsection 8.6 of the Credit Agreement shall also constitute removal as Collateral Agent under this Agreement and each of the Collateral Documents; and appointment of a successor Administrative Agent pursuant to subsection 8.6 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement and each of the Collateral Documents. Upon the acceptance of any appointment as Administrative Agent under subsection 8.6 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder or under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement and the Collateral Documents, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement and each of the Collateral Documents. After any retiring or removed Administrative Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.

            (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (h) Anything contained in this Agreement to the contrary notwithstanding, each party to this Agreement shall no longer be a party from and after such time as all of the obligations owing such party and secured by any of the Collateral Documents or guaranteed by any of the Loan Guaranties, or the instruments representing the same, shall have ceased to be outstanding by virtue of the payment in full in cash thereof or the cancellation thereof or delivery for cancellation thereof in accordance with their terms.


                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      BANKERS TRUST COMPANY,

                                      as Lender Agent for the Lenders


                                      By   /s/ Mary Jo Jolly
                                         ----------------------------------
                                      Title  Assistant Vice President
                                           --------------------------------

                                      Notice Address:

                                      Bankers Trust Company
                                      130 Liberty Street, 14th Floor
                                      New York, New York 10006
                                      Attention:  Mary Jo Jolly

                                      With a copy to:

                                      Bankers Trust Company
                                      300 South Grand Avenue, 41st Floor
                                      Los Angeles, CA 90071
                                      Attention:  Robert G. Kolb





                                     Annex 1

                                      BANKERS TRUST COMPANY,
                                      as Collateral Agent


                                      By:   /s/ Mary Jo Jolly
                                          ------------------------------
                                      Title:  Assistant Vice President
                                             ---------------------------

                                      Notice Address:

                                      Bankers Trust Company
                                      130 Liberty Street, 14th Floor
                                      New York, New York 10006
                                      Attention:  Mary Jo Jolly

                                      With a copy to:

                                      Bankers Trust Company
                                      300 South Grand Avenue, 41st Floor
                                      Los Angeles, California 90071
                                      Attention:  Robert G. Kolb






                                    Annex 2

      EACH PLEDGOR, by its execution of this Agreement in the space provided below, HEREBY ACKNOWLEDGES AND AGREES to the foregoing provisions of this Agreement including, without limitation, Sections 3 and 4 hereof.


                                   PLEDGOR

                                   OWENS-ILLINOIS GROUP, INC.

                                   By  /s/ Jeffrey A. Denker
                                      ----------------------------------
                                   Title  Assistant Treasurer
                                         -------------------------------

                                   Notice Address:

                                      One Seagate
                                      Toledo, Ohio  43666
                                      Attention:  Treasurer

                                   PLEDGOR

                                   OWENS BROCKWAY PACKAGING INC.

                                   By  /s/ Jeffrey A. Denker
                                      ----------------------------------
                                   Title  Assistant Treasurer
                                         -------------------------------

                                   Notice Address:
                                      One Seagate
                                      Toledo, Ohio  43666
                                      Attention:  Treasurer



                                     Annex 3